THIS NOTE AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF APPLICABLE STATES. THIS NOTE AND THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE INVESTOR SHOULD BE AWARE THAT IT MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THE NOTE AND THE SECURITIES REPRESENTED HEREBY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

$100,000

PENZANCE, LLC

SECURED CONVERTIBLE NOTE DUE MARCH 25, 2015

Section 1.	General.

FOR VALUE RECEIVED, PENZANCE, LLC, a California limited liability company (the “Company”), hereby promises to pay to the order of Loton, Corp. (“Investor”) the principal sum of One Hundred Thousand Dollars ($100,000), or such lesser amount as shall then equal the outstanding principal amount hereof, together with interest (“Interest”) thereon at a rate (the “Interest Rate”) equal to 6.0% per annum from, and including, the date hereof, each computed on the basis of a year of 360 days comprised of twelve 30 day months. All unpaid principal, together with any then unpaid and accrued Interest and other amounts payable hereunder, shall be due and payable on the earlier of (i) March 25, 2015 (the “Maturity Date”) or (ii) when such amounts become due and payable as a result of, and following, an Event of Default in accordance with Section 3.

This Note (the “Note”) shall be prepayable without penalty, in whole or in part, at any time at the Company’s option at 100% of the principal amount plus accrued but unpaid Interest to and including the date of prepayment. The Company shall provide written notice to the Investor at least ten (10) days before any prepayment of this Note. Any prepayments will be applied first to any accrued but unpaid Interest and then to unpaid principal.

Unless the context otherwise requires, an accounting term not otherwise defined has the meaning assigned to it in accordance with the United States generally accepted accounting principles (“GAAP”).

Interest on this Note shall accrue from, and including, the date hereof through and until repayment of the principal amount of this Note and payment of all Interest in full, and shall be payable in cash in full on the earlier of (i) the Maturity Date, (ii) the date of the implementation of the conversion right under Section 5 or (iii) upon acceleration of the maturity date with respect to the amounts due under this Note as provided in this Note or the Secured Transaction Documents. Payments shall be made by wire transfer of immediately available funds to an account at a bank designated in writing by the Investor on reasonable notice.

Notwithstanding the foregoing provisions of this Section 1, any overdue principal of, overdue Interest on, and any other overdue amounts payable under, this Note shall bear Interest, payable on demand in immediately available funds, for each day from the date payment thereof was due to the date of actual payment at a rate equal to the sum of (i) the Interest Rate and (ii) an additional two percent (2.00%) per annum. Subject to applicable law, any Interest that shall accrue on overdue Interest on this Note as provided in the preceding sentence and shall not have been paid in full in cash on or before the next Interest Payment Date to occur after the date on which the overdue Interest became due and payable shall itself be deemed to be overdue Interest on this Note to which the preceding sentence shall apply. In addition, notwithstanding the foregoing provisions of this Section 1, if an Event of Default has occurred and is continuing, then, so long as such Event of Default is continuing, all outstanding principal of this Note shall bear Interest, after as well as before judgment, at a rate equal to the sum of (i) the Interest Rate and (ii) an additional two percent (2.00%) per annum.

Section 2.	Repurchase Right Upon a Fundamental Change.

Notwithstanding anything to the contrary contained herein and in addition to any other right of the Investor, upon the occurrence of a Fundamental Change the Investor shall have the right for a period of thirty days, by written notice to the Company, to require the Company to repurchase all of this Note on the repurchase date that is five Business Days after the date of delivery of such notice to the Company at a price equal to 100% of the outstanding principal amount under this Note plus all accrued and unpaid Interest on such principal amount to, but excluding, the date of such repurchase plus any other amounts due hereunder. A “Fundamental Change” shall be deemed to have occurred upon the occurrence of any of the following events: (a) a consolidation or merger of the Company with or into any other Person or Persons, (b) a sale of all or substantially all of the assets of the Company, (c) the issuance and/or sale by the Company in a single or integrated transaction of a majority of its percentage Interests issued and outstanding immediately following such issuance (treating all securities convertible into securities of the Company as having been fully converted and all options and other rights to acquire securities of the Company as having been fully exercised), (d) any other form of acquisition or business combination where the Company is the target of such acquisition and where a change in control occurs such that the Person or entity seeking to acquire the Company has the power to elect a majority of the managing members or managers of the Company as a result of the transaction and (e) any liquidation, dissolution or winding up of the Company, provided, however, that any conversion of this Note into equity of the Company shall not constitute a change of control. A “Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.

Section 3.	Events of Default.

The occurrence of any of the following shall constitute an “Event of Default” under this Note:

(a)          The Company shall fail to pay any principal owing under this Note when due; or

(b)          The Company shall fail to pay any Interest owing under this Note when due; or

(c)          The Company shall fail to observe or perform any other covenant, obligation, condition or agreement contained in the following documents (each, a “Secured Transaction Document” and together, the “Secured Transaction Documents”), and to the extent such failure is capable of being cured, such failure shall continue for fourteen (14) days after notice is given to the Company by the holders of more than 25% of the aggregate principal balance of the Notes then outstanding:

(i)          this Note (other than those specified in clauses (a) or (b) above);

(ii)          the Security Agreement, dated the date hereof, among the Company, the Investors party thereto and the Collateral Agent (as such term is defined therein) (as the same may be amended, supplemented or otherwise modified from time to time, and together with all other documents, agreements and instruments executed in connection therewith, the “Security Agreement”); or

(iii)          the Convertible Note Purchase Agreement, dated the date hereof, among the Company, the Investors party thereto and the Collateral Agent (as the same may be amended, supplemented or otherwise modified from time to time, and together with all other documents, agreements and instruments executed in connection therewith, the “Note Purchase Agreement”);

(d)          The Company shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of Indebtedness (as defined below) to be paid by the Company (excluding this Note, which default is addressed by clauses (a) and (b) above, but including any other evidence of Indebtedness of the Company) and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of Indebtedness, and the effect of such failure or default is to cause, or permit the holder thereof to cause, Indebtedness of the Company in an aggregate amount of One Hundred Thousand Dollars and No Cents ($100,000) or more to become due prior to its stated date of maturity; or

(e)          An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Company or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of the Company’s assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered; or

(f)          The Company shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (e) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Company or for a substantial part of the Company’s assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; or

(g)          One or more judgments for the payment of money in an amount in excess of One Hundred Thousand Dollars and No Cents ($100,000) in the aggregate, outstanding at any one time, shall be rendered against the Company and the same shall remain undischarged for a period of sixty (60) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of the Company and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within sixty (60) days after issue or levy; or

(h)          Any Secured Transaction Document shall be asserted in writing by the Company not to be in full force and effect, or the Company shall disavow any of its obligations thereunder; or

(i)          Any Lien purported to be created under the Security Agreement shall be asserted by the Company not to be, a valid and perfected Lien on any Collateral, with the priority required by the Security Agreement; or

(j)          The Company shall have failed to make filings within sixty (60) days of the date hereof with the United States Patent and Trademark Office in respect of the security interests granted in the Company’s intellectual property to the Investor under the Security Agreement; or

(k)          Any Event of Default under and as defined in any Secured Transaction Document shall have occurred.

Section 4.	Rights Of Investor Upon Default.

Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Sections 3(e) or 3(f) hereof) and at any time thereafter during the continuance of such Event of Default, the Investor may, upon the approval of Investor holding more than 50% of the aggregate principal balance of the Notes then outstanding, by written notice to the Company, declare all outstanding amounts payable by the Company hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Sections 3(e) or 3(f) hereof, immediately and without notice, all outstanding amounts payable by the Company hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Investor may exercise, upon the approval of Investor holding more than a majority of the aggregate principal balance of the Notes, any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both.

Section 5.            Conversion Rights. Any principal outstanding under this Note is convertible into membership interests of the Company in accordance with the conversion rights specified in Schedule 1 attached hereto and incorporated herein by this reference.

Section 6.	[Reserved].

Section 7.	Negative Covenants.

Until all principal and interest and any other amounts due and payable under this Note have been converted and/or paid in full in cash, the Company shall not, and shall not permit any Subsidiary to, without the prior written approval of the holders of a majority in principal amount of the Notes:

(a)          Indebtedness. Incur, create, assume or permit to exist any Indebtedness, except

(i)          Indebtedness under any Secured Transaction Document; and

(ii)          unsecured Indebtedness, provided the Indebtedness is expressly subordinate in right of payment to this Note on terms acceptable to Investor.

“Indebtedness” means (i) all indebtedness, whether or not contingent, for borrowed money or for the deferred purchase price of property or services (but excluding trade accounts payable in the ordinary course of business not overdue for more than sixty (60) days), (ii) any other indebtedness that is evidenced by a note, bond, debenture or similar instrument, (iii) all obligations under financing leases or letters of credit, (iv) all obligations in respect of acceptances issued or created, (v) all liabilities secured by any lien on any property, and (vi) all guarantee obligations, in each case including the principal amount thereof, any accrued Interest thereon and any prepayment premiums or fees or termination fees with respect thereto.

(b)           Affiliate Transaction. Enter into any transaction, including, without limitation, the purchase, sale, or exchange of property or the rendering of any service, with any Affiliate (each, an “Affiliate Transaction”), unless

(i)          the Affiliate Transaction is in the ordinary course of and pursuant to the reasonable requirements of the Company’s business and upon fair and reasonable terms no less favorable to the Company than would obtain in a comparable arm’s length transaction with a Person not an Affiliate; and

(A)          if the Affiliate Transaction or series of related Affiliate Transactions involves aggregate consideration less than or equal to $25,000, the Company shall deliver to the Investor a resolution of the Managing Member of the Company set forth in an officers’ certificate certifying that such Affiliate Transaction complies with this covenant and that such Affiliate Transaction has been approved by the Managing Member of the Company; and

(B)          if the Affiliate Transaction or series of related Affiliate Transactions involves aggregate consideration greater than $10,000, the Company shall either deliver to the Investor an opinion as to the fairness to the Company of such Affiliate Transaction from financial point of view issued by an accounting, appraisal or investment banking firm of national standing or shall receive the Investor’s affirmative written consent.

For the avoidance of doubt, this covenant shall not prohibit or restrict any distribution of any cash among or between the Company or any direct or indirect wholly owned Subsidiaries of the Company.

(c)          Distributions. Declare or make, or agree to declare or make, directly or indirectly, distributions on membership interests of the Company or apply any of its property or assets to the purchase, redemption or other retirement of, or set apart any sum for the payment of any distributions on, or for the purchase, redemption or other retirement of, or make any other distribution by reduction of capital or otherwise in respect of, any securities of the Company, except repurchases of equity incentive grants issued to employees, officers, directors and agents of the Company in the ordinary course of business, provided that such repurchases shall not exceed $15,000 in any twelve (12) month period.

(d)          Subsidiaries. Create, own or acquire any Subsidiary (other than any Subsidiary owned as of the date hereof), except that the Company and its wholly owned subsidiaries may create or own wholly-owned Subsidiaries, provided that any such Subsidiary created or owned in reliance of this Section 7(d) shall execute joinder to the Security Agreement in form and substance satisfactory to the Investor in its sole discretion.

Section 8.	Defenses.

The obligations of the Company under this Note shall not be subject to reduction, limitation, impairment, termination, defense, set-off, counterclaim or recoupment for any reason.

This Note is a secured obligation of the Company. The Company’s obligations under this Note are (i) secured by a security interest in substantially all of the assets of the Company, pursuant to the terms and provisions of the Security Agreement. This Note is subject to the terms and provisions of the Secured Transaction Documents, by its acceptance of this Note, hereby acknowledges and agrees to such terms and provisions.

Section 9.	Transfer of Note; Lost or Stolen Note.

(a)          The Investor may sell, transfer or otherwise dispose of all or any part of this Note (including without limitation pursuant to a pledge) to any Person or entity. From and after the date of any such sale, transfer or disposition, the transferee hereof shall be deemed to be the holder of a Note in the principal amount acquired by such transferee, and the Company shall, as promptly as practicable, issue and deliver to such transferee a new Note identical in all respects to this Note, in the name of such transferee and, if such transferee acquires less than the entire principal amount of this Note, the Company shall contemporaneously issue to the Investor a new Note identical in all respects to this Note, representing the outstanding balance of this Note. The Company shall be entitled to treat the original Investor as the holder of this entire Note unless and until it receives written notice of the sale, transfer or disposition hereof.

(b)          Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Note, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Note, if mutilated, the Company shall execute and deliver to the Investor a new Note identical in all respects to this Note.

Section 10.	Attorneys’ and Collection Fees.

Should the indebtedness evidenced by this Note or any part hereof be collected at law or in equity or in bankruptcy, receivership or other court proceedings, the Company agrees to pay, in addition to the principal and Interest due and payable hereon, all costs of collection, including reasonable attorneys’ fees and expenses, incurred by the Investor or its agent in collecting or enforcing this Note.

Section 11.	Indemnification.

(a)          The Company shall indemnify the Investor, and any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Investor (each an “Affiliate” of the Investor) (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges, disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee by a third party arising out of, in connection with, or as a result of (i) the execution or delivery of the Secured Transaction Documents, the performance by the parties hereto of their respective obligations hereunder or the consummation of or the use of the proceeds therefrom, (ii) the breach by the Company of any representation, warranty, covenant or agreement contained in any Secured Transaction Document, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by judgment of a court of competent jurisdiction to have primarily resulted from the gross negligence or willful misconduct of such Indemnitee.

(b)          To the extent permitted by applicable law, the Company shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages arising out of, in connection with, or as a result of, any Secured Transaction Document, or the use of the proceeds thereof, other than claims predicated upon the gross negligence or willful misconduct of such Indemnitee.

Section 12.	Waivers.

(a)          The Company hereby waives presentment, demand for payment, notice of dishonor, notice of protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note. No delay by the Investor in exercising any power or right hereunder shall operate as a waiver of any power or right, nor shall any single or partial exercise of any power or right preclude other or further exercise thereof, or the exercise thereof, or the exercise of any other power or right hereunder or otherwise; and no waiver whatsoever or modification of the terms hereof shall be valid unless set forth in writing by the Investor and then only to the extent set forth therein.

(b)          The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Note; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Investor, but shall suffer and permit the execution of every such power as though no such law has been enacted.

Section 13.	Amendments.

No amendment, modification or other change to, or waiver of any provision of, this Note may be made unless such amendment, modification or change is set forth in writing and is signed by the Company and the holders of more than 75% of the aggregate principal balance of the notes issued pursuant to the Note Purchase Agreement (the “Notes”).

Section 14.	Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.

(a)          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

(b)          THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPERIOR COURT OF THE STATE OF CALIFORNIA SITTING IN LOS ANGELES COUNTY AND OF THE UNITED STATES’ DISTRICT COURT FOR THE CENTRAL DISTRICT OF CALIFORNIA, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT IN CONNECTION WITH THIS NOTE, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURT IN THE STATE OF CALIFORNIA OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT INVESTOR MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE COMPANY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)          THE COMPANY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE SECURED TRANSACTION DOCUMENTS IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)          EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 16. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(e) TO THE EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO LEGAL CLAIMS BASED ON ANY SUCH PARTY’S PERFORMANCE OF ITS OBLIGATIONS UNDER THE SECURED TRANSACTION DOCUMENTS. IF AND TO THE EXTENT THAT THE FOREGOING WAIVER OF THE RIGHT TO A JURY TRIAL IS UNENFORCEABLE FOR ANY REASON IN SUCH FORUM, THE PARTIES HERETO HEREBY CONSENT TO THE ADJUDICATION OF ANY AND ALL CLAIMS PURSUANT TO JUDICIAL REFERENCE AS PROVIDED IN CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638, AND THE JUDICIAL REFEREE SHALL BE EMPOWERED TO HEAR AND DETERMINE ANY AND ALL ISSUES IN SUCH REFERENCE WHETHER FACT OR LAW. EACH PARTY HERETO REPRESENT THAT IT HAS REVIEWED THIS WAIVER AND CONSENT AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS AND CONSENTS TO JUDICIAL REFERENCE FOLLOWING THE OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL OF ITS CHOICE ON SUCH MATTERS. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT OR TO JUDICIAL REFERENCE UNDER CALIFORNIA CODE OF CIVIL PROCEDURE SECTION 638 AS PROVIDED HEREIN.

Section 15.	Successors and Assigns.

The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors (whether by merger or otherwise) and permitted assigns of the Company and the Investor. The Company may not assign its rights or obligations under this Note.

Section 16.	Notices.

Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be delivered in accordance with the Note Purchase Agreement.

Section 17.	Entire Agreement.

The Secured Transaction Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereto and thereof.

Section 18.	Headings.

The headings used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

Section 19.	Severability.

In case any one or more of the provisions of this Note shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the fullest extent permitted by law.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by its duly authorized officer as of the date indicated below.

Date: March 25, 2013

Penzance, LLC

By:	/s/ Keith Cohn
Name: Keith Cohn
Title: CEO

SCHEDULE 1

CONVERSION RIGHTS

1.	Conversion.

1.1          Membership Interests. In lieu of repayment of this Note, Investor shall have the right, at the option of Investor at any time, on one or more occasion, exercisable by written notice (“Investor’s Section 1.1 Exercise Notice”) from Investor to the Company, to convert all or any part of the accrued and unpaid principal due Investor under this Note (the “Outstanding Note Amount”), as of the date of Investor’s Section 1.1 Exercise Notice, into membership interests in the Company (the “Membership Interests”) comprising up to 31.67% of the fully diluted Membership Interests at the time of the conversion. At such time, all accrued but unpaid Interest shall be immediately due and payable.

1.2          No Other Conversion. Except as set forth in Sections 1.1 above, this Note shall not otherwise be convertible into Membership Interests or any other securities of the Company.

2.          Adjustments Upon Capitalization and Corporate Changes. If at any time prior to the Maturity Date, any of the outstanding securities of the Company are changed into, or exchanged for, a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization or reclassification, or if the Company makes a distribution in partial liquidation or any other comparable extraordinary distribution with respect to any of its securities, an appropriate adjustment shall be made by the Managing Member, if necessary, in the number, kind or conversion price of Membership Interests into which this Note is convertible.